Exhibit 10.2


                                                                  EXECUTION COPY




             SECOND AMENDMENT TO THE PURCHASE AND SALE AGREEMENT


     THIS SECOND AMENDMENT TO THE PURCHASE AND SALE AGREEMENT, dated as of June 12, 2009 (this "Amendment"), is entered into by and among UNITED STATES STEEL CORPORATION (as successor to United States Steel LLC ("USS")), a Delaware corporation, as initial Servicer (in such capacity, the "Servicer") and as an Originator (in such capacity, the "Originator") and U. S. STEEL RECEIVABLES LLC, a Delaware limited liability company (the "Company"), as purchaser and contributee. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

     WHEREAS, the parties hereto are parties to the Purchase and Sale Agreement dated as of November 28, 2001 (as amended, restated, supplemented or otherwise modified through the date hereof, the "Agreement").

     WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

     NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:

     SECTION 1. Amendment. The Agreement is hereby amended by inserting, in the appropriate order, the following new Section 5.18:

     5.18 Ordinary Course of Business. Each remittance of Collections by or on behalf of such Originator to the Company under this Agreement will have been (i) in payment of a debt incurred by such Originator in the ordinary course of business or financial affairs of such Originator and (ii) made in the ordinary course of business or financial affairs of such Originator.

     SECTION 2. Representations and Warranties. Each of the Originator, the Servicer and the Company hereby represents and warrants that:

          (a) Representations and Warranties. Each representation and warranty made by it in the Agreement and in the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct and correct as of such earlier date).

          (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person's valid and legally binding obligations, enforceable in accordance with its terms.

          (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist.

     SECTION 3.     Agreement in Full Force and Effect as Amended.

     All provisions of the Agreement, as specifically amended hereby, shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement in the Agreement or any other Transaction Document shall be deemed references to the Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

     SECTION 4.     Miscellaneous.

     A. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof. The effectiveness of this Amendment is subject to the condition precedent that the Collateral Agent and the Funding Agents shall have received counterparts of this Amendment, duly executed by all parties hereto.

     B. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     C. This Amendment may not be amended or otherwise modified except as provided in the Agreement.

     D. None of the parties hereto does waive nor has waived, and each hereby expressly reserves, its right at any time to take any and all actions, and to exercise any and all remedies, authorized or permitted under the Agreement, as amended, or any of the other Transaction Documents, or available at law or equity or otherwise.

     E. Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     F. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

                            [Signature Pages Follow]


     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              UNITED STATES STEEL CORPORATION,
                              as Servicer and Originator


                              By: /s/ Larry T. Brockway
                                 ------------------------------
                              Name:  Larry T. Brockway
                                   ----------------------------
                              Title: VP & Treasurer
                                    ---------------------------




                              U. S. STEEL RECEIVABLES LLC


                              By: /s/ Larry T. Brockway
                                 ------------------------------
                              Name: Larry T. Brockway
                                   ----------------------------
                              Title: Vice President
                                    ---------------------------



CONSENTED TO AND AGREED:



THE BANK OF NOVA SCOTIA,
as a Funding Agent


By: /s/ Darren Ward
   -----------------------------------
Name: Darren Ward
     ---------------------------------
Title: Director
      --------------------------------




PNC BANK, NATIONAL ASSOCIATION,
as a Funding Agent


By: /s/ William P. Falcon
   -----------------------------------
Name: William P. Falcon
     ---------------------------------
Title: Vice President
      --------------------------------